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                                                                      EXHIBIT 10
                                  AMENDMENT TO

                         CORNPRODUCTSMCP SWEETENERS LLC

                       LIMITED LIABILITY COMPANY AGREEMENT


         THIS AMENDMENT ("AMENDMENT") IS DATED THIS 1ST DAY OF JULY, 2002 AND IS MADE BY AND BETWEEN MINNESOTA CORN PROCESSORS, LLC, A COLORADO LIMITED LIABILITY COMPANY ("MCP") AND CORN PRODUCTS INTERNATIONAL, INC., A DELAWARE CORPORATION ("CORN PRODUCTS").

     WHEREAS, MCP AND CORN PRODUCTS DESIRE TO EFFECTUATE AN AMENDMENT TO THE CORNPRODUCTSMCP SWEETENERS LLC LIMITED LIABILITY COMPANY AGREEMENT, ENTERED INTO EFFECTIVE DECEMBER 1, 2000 ("AGREEMENT");

     WHEREAS, THIS AMENDMENT IS BY WRITTEN AGREEMENT PURSUANT TO SECTION 14.6 OF THE AGREEMENT;

     NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES AND AGREEMENTS MADE HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION, THE PARTIES AGREE AS FOLLOWS:

     1. EFFECTIVE FOR CALENDAR YEAR 2002 ONLY, SECTION 12.2(d) OF THE AGREEMENT SHALL BE AMENDED TO READ AS FOLLOWS:

          (d) IN THE EVENT OF A DISSOLUTION OF THE COMPANY PURSUANT TO SECTION 12.1(d), SUCH DISSOLUTION SHALL BE EFFECTIVE AS OF THE END OF THE CALENDAR YEAR IN WHICH THE DISSOLUTION NOTICE IS GIVEN IF SUCH DISSOLUTION NOTICE IS GIVEN ON OR PRIOR TO SEPTEMBER 30 OF SUCH CALENDAR YEAR. IF SUCH DISSOLUTION NOTICE IS GIVEN AFTER SEPTEMBER 30 IN ANY CALENDAR YEAR, SUCH DISSOLUTION SHALL BE EFFECTIVE AS OF THE END OF THE NEXT SUCCEEDING CALENDAR YEAR. NOTWITHSTANDING THE FOREGOING, NO DISSOLUTION PURSUANT TO SECTION 12.1(d) SHALL BE EFFECTIVE PRIOR TO DECEMBER 31, 2002.

          FOR ANY CALENDAR YEAR SUBSEQUENT TO 2002, SECTION 12.2(d) SHALL NOT BE AMENDED HEREBY AND SHALL REMAIN IN FORCE ACCORDING TO ITS ORIGINAL TERMS.

     2.   THAT THIS AMENDMENT IS MADE BY WRITTEN AGREEMENT PURSUANT TO SECTION
          14.6 OF THE AGREEMENT AND SHALL BE INCORPORATED AS AN AMENDMENT TO THE AGREEMENT.

     3. THIS AMENDMENT MAY BE EXECUTED IN SEVERAL COUNTERPARTS, EACH OF WHICH WILL BE DEEMED AN ORIGINAL, BUT ALL OF WHICH WILL CONSTITUTE ONE IN THE SAME.

     4. THIS AMENDMENT IS ONLY EFFECTIVE UNTIL DECEMBER 31, 2002. AFTER THAT DATE, THIS AMENDMENT SHALL CEASE ITS EFFECTIVENESS.

     5. THIS AMENDMENT SUPPLEMENTS, MODIFIES AND IS MADE A PART OF THE AGREEMENT. INSOFAR AS THE SPECIFIC TERMS AND CONDITIONS OF THIS AMENDMENT ARE IN CONFLICT WITH THE TERMS AND CONDITIONS OF THE AGREEMENT, THE TERMS AND CONDITIONS OF THIS AMENDMENT SHALL GOVERN AND CONTROL. IN ALL OTHER RESPECTS, THE TERMS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN UNMODIFIED AND IN FULL FORCE AND EFFECT.

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          IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AMENDMENT ON
          THE DATE SET BELOW THEIR NAMES, TO BE EFFECTIVE ON THE DATE FIRST
          ABOVE WRITTEN.



                                       CORNPRODUCTSMCP SWEETENERS LLC



                                       BY:      /s/ Stanley L. Sitton
                                                -------------------------
                                       ITS:     President & CEO
                                                -------------------------
                                       DATED:   7/1/02
                                                -------------------------

MEMBERS:

CORN PRODUCTS INTERNATIONAL, INC.      MINNESOTA CORN PROCESSORS, LLC


BY:      /s/ Samuel C. Scott III       BY:      /s/ Daniel Stacken
         -----------------------                --------------------------
ITS:     CEO                           ITS:     Vice President of Finance
         -----------------------                --------------------------
DATED:   7/1/02                        DATED:   7/1/02
         -----------------------                --------------------------


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